Washington Gas Light Company

                                  $250,000,000

                           Medium-Term Notes, Series D

                             DISTRIBUTION AGREEMENT



                                               January 24, 1997
                                               New York, New York

Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

M.R. Beal & Co.
565 Fifth Avenue
New York, New York 10017

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower, 10th Floor
World Financial Center
New York, New York 10281

PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019


Dear Sirs:

                  Washington Gas Light Company, a District of Columbia and Virginia corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale by the Company of up to $250,000,000 aggregate principal amount of its Medium-Term Notes, Series D (the "Notes"). The Company proposes to issue the Notes under its Indenture, as supplemented, (the "Indenture") dated as of September 1, 1991 to The Bank of New York, as trustee (the "Indenture Trustee").

                  The Notes will be issued in minimum denominations of $1,000 and in denominations that are integral multiples thereof (unless otherwise specified by the Company), will be issued only in fully registered form and will have the annual interest rates, maturities and, if appropriate, other terms set




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forth in a supplement or supplements to the  Prospectus  referred to below.  The
Notes will be issued, and the terms thereof established, in accordance with the Indenture and, in the case of Notes sold pursuant to Section 2(a), the Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may only be amended by written agreement of the Company and you after notice to, and with the approval of, the Indenture Trustee. For the purposes of this Agreement, the term "Agent" shall refer to any of you acting solely in the capacity as agent for the Company pursuant to Section 2(a) and not as principal (together, the "Agents"), the term "Purchaser" shall refer to any of you acting solely as principal pursuant to Section 2(b) and not as agent, and the term "you" shall refer to you together whether at any time any of you is acting in both such capacities or in either such capacity.

                  1. Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                  (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") two
         registration statements on such Form (File Numbers: 33-57039 and 333-18965) (registration statement No. 333-18965 constituting a post-effective amendment to registration statement No. 33-57039), each including a basic prospectus, each of which has become effective, for the registration under the Act of up to $250,000,000 aggregate principal amount of Notes. Such registration statements, as amended at the date of this Agreement, meet the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Act and comply in all other material respects with said Rule. The Company has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424 under the Act, a supplement or supplements to the form of prospectus included in such registration statement No. 333-18965 relating to the Notes and the plan of distribution thereof (such supplements being hereinafter called a "Prospectus Supplement"). In connection with the sale of Notes, the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424 under the Act further supplements to the Prospectus Supplement providing for the specification of or a change in the interest rates, if any, maturity dates, issuance prices, redemption terms and prices, if any, and, if appropriate, other terms of the Notes sold pursuant hereto or the offering thereof (any such supplement being hereinafter called a "Pricing Supplement").

                  (b) At each of the following times: (i) as of the Execution Time, (ii) on the Effective Date, (iii) when any supplement to the Prospectus is filed with the Commission, (iv) as of the date of each


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         acceptance  by the  Company  of an  offer  for the  Purchase  of  Notes
         (whether to such Agent as principal or through such Agent as agent) and
         (v) at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date") (1) each Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, the Indenture, as amended or supplemented as of any such time, complied
         or  will  comply  in  all  material   respects   with  the   applicable
         requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Securities Exchange Act of 1934,
         as  amended  (the  "Exchange   Act"),  and  the  respective  rules  and
         regulations thereunder; (2) each Registration Statement, as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (3) the Prospectus, as supplemented as of any such time, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made,
         not  misleading;   provided,   however,   that  the  Company  makes  no
         representations or warranties as to (A) that part of any Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Indenture Trustee or (B) the information contained in or omitted from any Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by any of you specifically for use in connection with the preparation of any Registration Statement or the Prospectus (or any supplement thereto).

                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean the later of (i) each date that each Registration Statement and any post-effective amendment or amendments thereto became or become effective or (ii) the time and date of the filing of the Company's most recent Annual Report on Form 10-K. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in registration statement No. 333-18965, which prospectus, pursuant to Rule 429 under the Act, also relates to registration statement No. 33-57039 at the Effective Date (unless such basic prospectus has been amended by the Company subsequent to the Effective Date, in which case "Basic Prospectus" shall mean the form of basic prospectus as so amended). "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement and as it may be further amended or supplemented at the particular time referred to. "Registration Statement" shall mean each


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



         registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as it may be amended at the particular time referred to, and sometimes referred to herein separately as "Registration Statement No. 33-57039" or "Registration Statement No. 333-18965". "Rule 415" and "Rule 424" refer to such rules under the Act. Any reference herein to any Registration Statement, the Basic Prospectus, the Prospectus Supplement or the
         Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of each Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amended", "amendment" or "supplement" with respect to each Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of each Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                  (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in Registration Statement No. 333-18965 and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in Registration Statement No. 333- 18965 and the Prospectus; and, since the respective dates as of which information is given in Registration Statement No. 333-18965 and the Prospectus, there has not been any change in the capital stock (other than pursuant to the Company's Dividend Reinvestment and Common Stock Purchase Plan, any other stock purchase, savings, bonus, incentive, or similar plan, or conversions of convertible securities into common stock) or long-term debt (other than any redemptions or purchases of First Mortgage Bonds or Medium Term Notes, normal amortization of debt premium and discount, bank or finance company borrowings and repayments or additional issuances or repurchases of commercial paper) of the Company and its subsidiaries taken as a whole or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in Registration Statement No. 333-18965 and the Prospectus.


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




                  (e) Each of Crab Run Gas Company, Hampshire Gas Company, Shenandoah Gas Company (collectively the "Subsidiaries", it being understood that if one or more of such companies shall merge with another of such companies or with the Company, the term "Subsidiaries" shall only include the surviving company if the merger is with another of such companies and shall not include such company if the merger is with the Company) and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company subject to no security interest, other encumbrance or adverse claim.

                  (f) The creation, issuance and sale of the Notes have been duly and validly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture, the Notes will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to each Registration Statement; the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Notes and the Indenture conform to the descriptions thereof in the Prospectus.

                  (g) The issue and sale of the Notes and the compliance by the Company with all of the provisions of the Notes, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property assets of the Company is subject, nor will such action result in any violation of



                                       -5-

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         the provisions of the Company's Charter,  as amended,  or the Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its property or assets; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Notes or the consummation by the Company of the other transactions contemplated by this Agreement or any Terms Agreement or the Indenture except such as have been prior to the Execution Time, obtained under the Act and the Trust Indenture Act, and except for filings with and the orders from the Public Service Commission of the District of Columbia and the State Corporation Commission of Virginia authorizing the issuance and sale by the Company of the Notes subject to certain conditions set forth therein, both of which orders have been obtained and are in full force and effect.

                  (h) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (i) There are no contracts or documents of the Company or any of its subsidiaries that are required to be described in each Registration Statement or the Prospectus or to be filed as exhibits to each Registration Statement by the Act or by the rules and regulations thereunder that have not been so described or filed.

                  2. Appointment of Agents; Solicitation by the Agents of Offers to Purchase; Sales of Notes to a Purchaser. (a) Subject to the terms and conditions set forth herein, the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company. On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures. The appointment of the Agents hereunder is not exclusive and the Company may from time to time offer Notes for sale otherwise than to or through an Agent; provided, however, that so long as this Agreement is in effect the Company will



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not appoint any other agent for the purpose of soliciting purchases of the Notes on a continuous basis. It is understood, however, that if from time to time the Company is approached by a prospective agent offering to solicit a specific purchase of Notes, the Company may engage such agent with respect to such
specific   purchase,   provided   that  (i)  such  agent  is  engaged  on  terms
substantially similar (including the same commission schedule) to the applicable terms of this Agreement and (ii) the Agents are given notice of such purchase promptly after it is agreed to. Each such Agent is acting in connection with the Notes individually and not collectively or jointly.

                  The Company reserves the right, in its sole discretion, to reject any offer to purchase Notes, in whole or in part. In addition, the Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitations of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

                  The Company agrees to pay each Agent a commission on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company. Such commission shall be payable as specified in the Procedures.

                  Subject to the provisions of this Section 2 and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such times and in such amounts as such Agent deems advisable.

                  (b) Subject to the terms and conditions stated herein, whenever the Company and any of you determines that the Company shall sell Notes directly to any of you as principal, each such sale of Notes shall be made in accordance with the terms of this Agreement and a supplemental agreement relating to such sale. Each such supplemental agreement (which may be either an oral or written agreement) is herein referred to as a "Terms Agreement". Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and shall specify the aggregate principal amount of such Notes, the price to be paid to the Company for such Notes, the maturity date of such Notes, the rate at which interest will be paid on such Notes, the dates on which interest will be paid on such Notes and the record date with respect to each such payment of interest, the Closing Date for the purchase of such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any requirements for the delivery of opinions of counsel, certificates from the Company or its officers



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         or a letter  from  the  Company's  independent  public  accountants  as described in Section 6(b). Any such Terms Agreement may also specify the period of time referred to in Section 4(m). Any written Terms Agreement may be in the form attached hereto as Exhibit B. The Purchaser's commitment to purchase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.

                  Delivery of the certificates for Notes sold to the Purchaser pursuant to a Terms Agreement shall be made not later than the Closing Date agreed to in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the Procedures unless otherwise agreed to between the Company and the Purchaser in such Terms Agreement.

                  Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

                  3. Offering and Sale of Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

                  4.  Agreements.  The Company agrees with you that:

                  (a) Prior to the termination of the offering of the Notes, the Company will not file any amendment of any Registration Statement or supplement to the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a Pricing Supplement or
         (iii) a supplement relating to an offering of Debt Securities other than the Notes) unless the Company has furnished each of you a copy for your review prior to filing and given each of you a reasonable opportunity to comment on any such proposed amendment or supplement.
         Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424 within the time period prescribed. The Company will promptly advise each of you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424, (ii) when, prior to the termination of



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         the offering of the Notes, any amendment of any Registration  Statement shall have been filed or become effective,  (iii) of any request by the
         Commission  for  any  amendment  of  any   Registration   Statement  or
         supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the initiation or
         threatening   of  any   proceeding   relating   to  the  Notes  in  any
         jurisdiction. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) Except as  otherwise  provided in  subsection  (n) of this
         Section 4, if, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend any Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, each of you shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to each of you in such quantities as you may reasonably request; provided, however, that should any such event relate solely to activities of any Agent, then such Agent shall assume the expense of preparing and furnishing any such amendment or supplement. If such amendment or supplement, and any documents, certificates and opinions furnished to each of you pursuant to paragraph (g) of this Section 4 in connection with the preparation of filing of such amendment or supplement are satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to any Registration Statement, if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.

                  (c) During the term of this Agreement, the Company will timely file all documents required to be filed with the Commission pursuant to
         Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and will inform each of you of such filing prior to or on the date of such filing. If so requested, the Company will furnish to any of you copies of such documents. In addition, on the date on which the Company (or as soon as practicable thereafter) makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Company proposes to describe, in a document filed pursuant to the Exchange Act, the Company will furnish to each of you the information contained in such announcement. The Company will notify each of you of any downgrading in the rating of the Notes or any other debt securities of the Company, or any public announcement of placement of the Notes or any other debt securities of the Company on what is commonly termed a "watch list" for possible downgrading, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), promptly after the Company learns of any such downgrading or public announcement.

                  (d) As soon as practicable, the Company will make generally available to its security holders and to each of you an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (e) The Company will furnish to each of you and your counsel, without charge (except as otherwise provided herein), copies of each Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may reasonably request.

                  (f) The Company will arrange for the determination of the legality of the Notes for purchase by institutional investors.

                  (g) During the term of this Agreement, the Company shall furnish to each of you (i) copies of all annual, quarterly and other reports furnished to stockholders, (ii), as requested, copies of all annual, quarterly and current reports (without exhibits but including documents incorporated by reference therein) of the Company filed with the Commission under the Exchange Act and (iii) such other information concerning the Company as you may reasonably request from time to time.

                  (h) The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other production and delivery of Registration Statement No. 333-18965, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in compliance with Section 4(f), the fees and disbursements of the Indenture Trustee and the fees of any ratings agency that rates the Notes, (ii) reimburse each of you on a monthly basis for all reasonable out-of-pocket expenses (including, but not limited to, advertising expenses), in the aggregate not to exceed two thousand five hundred dollars per Agent, incurred by you in connection with this Agreement and (iii) pay the reasonable fees and expenses of your counsel incurred in connection with this Agreement.

                  (i) Each acceptance by the Company of an offer to purchase Notes will be deemed to be a reconfirmation to you of the representations and warranties of the Company in Section 1 (except that such representations and warranties shall be deemed to relate solely to each Registration Statement as then amended and to the Prospectus as then amended and supplemented to relate to such Notes).

                  (j) Except as  otherwise  provided in  subsection  (n) of this
         Section 4, each time that any Registration Statement or the Prospectus is amended or supplemented (other than by (i) an amendment or supplement relating to any offering of Debt Securities other than the Notes or (ii) a Pricing Supplement) the Company will deliver or cause to be delivered promptly to each of you a certificate of the Company, signed by any of the Chairman of the Board, the President, the Chief Executive Officer, any Vice President having responsibilities for financial matters, the Chief Accounting Officer or the Treasurer of the Company, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 5(d) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to such Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

                  (k) Except as  otherwise  provided in  subsection  (n) of this
         Section 4, each time that any Registration Statement or the Prospectus is amended or supplemented (other than by (i) an amendment or supplement relating to any offering of Debt Securities other than the Notes or (ii) a Pricing Supplement), the Company shall furnish or cause to be furnished promptly to each of you a written opinion of John K. Keane, Jr., Esq., counsel for the Company, satisfactory to each of you, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the opinion referred to in Section 5(b), but modified to relte to such Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, such counsel may furnish each of you with a letter to the effect that you may rely on such counsel's last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to such Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

                  (l) Except as  otherwise  provided in  subsection  (n) of this
         Section 4, each time that any Registration Statement or the Prospectus is amended or supplemented (other than by (i) an amendment or supplement relating to any offering of Debt Securities other than the Notes or (ii) a Pricing Supplement) to set forth amended or supplemental financial information, the Company shall cause its independent public accountants promptly to furnish each of you a letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the letter referred to in Section 5(e) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in such Registration Statement and the Prospectus, as amended or supplemented to the date of such letter.

                  (m)  During  the  period,  if  any,  specified  in  any  Terms
         Agreement, the Company shall not, without the prior consent of the Purchaser thereunder, issue or announce the proposed issuance of any of its debt securities, including the Notes, with maturities or other terms substantially similar to the Notes being purchased pursuant to such Terms Agreement.

                  (n) The Company shall not be required to comply with the provisions of subsections (b), (j), (k) and (l) of this Section 4 during any period (which may occur from time to time during the term of this Agreement) for which the Company has instructed the Agents to suspend the solicitation of offers to purchase Notes; provided that, during any such period, any Purchaser does not then hold any Notes purchased pursuant to a Terms Agreement. The Company shall be required to comply with the provisions of subsections (b), (j), (k) and (l) of this Section 4 prior to instructing the Agents to resume the solicitation of offers to purchase Notes or prior to entering into a Terms Agreement.

                  5. Conditions to the Obligations of the Agents. The obligations of each Agent to solicit offers to purchase the Notes shall be subject to (i) the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, on the Effective Date and when any supplement to the Prospectus is filed with the Commission, (ii) the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, (iii) the performance by the Company of its obligations hereunder and (iv) the following additional conditions:

                  (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to each Agent the opinion of John K. Keane, Jr., Esq., counsel for the Company, dated the Execution Time, to the effect that:

                       (i) Each of the  Company  and the  Subsidiaries  has been
                  duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, as amended or supplemented, and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and the Subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company subject to no security interest, other encumbrance, or adverse claim.

                     (ii) To the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                      (iii) This Agreement has been duly authorized, executed and delivered by the Company.

                       (iv) The  creation,  issuance  and sale of the  Notes has
                  been duly and validly authorized and, when issued within the limitations set forth in the orders from the Public Service Commission of the District of Columbia and the State Corporation Commission of Virginia referred to in paragraph
                  (vii) below and executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof in accordance with this Agreement, the Notes will constitute valid and legally binding obligations of the Company entitled to the benefit provided by the Indenture; and the Notes and the Indenture conform to the descriptions thereof in the Prospectus.

                      (v) The Indenture has been duly  authorized,  executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditor's rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act.

                     (vi) The issue and sale of the Notes and the  compliance by the Company with all of the provisions of the Notes, the Indenture and this Agreement and the consummation of the transactions therein and herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Company's Charter, as amended, or Bylaws or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties.

                    (vii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body having jurisdiction is required for the issue and sale of the Notes or the consummation by the

                  Company of the other transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act, and except for filings with and the orders from the Public Service Commission of the District of Columbia and the State Corporation Commission of Virginia authorizing the issuance and sale by the Company of the Notes subject to certain conditions set forth therein, both of which orders have been obtained and are in full force and effect.

                      (viii) Each Registration Statement and the Prospectus (except as to the financial statements and other financial data contained or incorporated by reference therein as to which such counsel need express no opinion) comply as to form in all material respects with all applicable requirements of the Act, the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; each Registration Statement has become effective under the Act, and, to the best knowledge of such counsel, no proceedings for a stop order with respect thereto have been instituted or are pending or threatened under Section 8 of the Act; and such counsel has no reason to believe that each Registration Statement, at its Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of such opinion, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                       (ix) The  Company is exempt by order from the  provisions
                  of the Public Utility Holding Company Act of 1935 (except Sections 11(b)(2), 11(d) and 11(e) thereof) which would otherwise require it to register thereunder, and the Company's gas distribution activities are exempt from the Natural Gas Act.

                      (x) The  Public  Service  Commission  of the  District  of
                  Columbia and the State Corporation Commission of Virginia have issued appropriate orders with respect to the issuance and sale of the Notes in accordance with this Agreement; such orders are still in full force and effect; the issuance and sale of the Notes in accordance with this Agreement conform with the terms of such orders.

                  (c) Each Agent shall have received from Winthrop, Stimson, Putnam & Roberts, counsel for the Agents, an opinion, dated the Execution Time, with respect to the issuance and sale of the Notes, the

         Indenture, the Registration Statements, the Prospectus (together with any supplement thereto) and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (d) The Company shall have furnished to each Agent a certificate of the Company, signed by any of the Chairman of the Board, the President, the Chief Executive Officer, any Vice President having responsibilities for financial matters, the Chief Accounting Officer or the Treasurer of the Company, dated the Execution Time, to the effect that the signer of such certificate has carefully examined each Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                           (i) The representations and warranties of the Company
                  in this Agreement are true and correct in all material respects on and as of the date of such certificate with the same effect as if made at the Execution Time and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes.

                      (ii) No stop order  suspending  the  effectiveness  of any
                  Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened.

                     (iii) (1) Since the date of the  latest  audited  financial statements included or incorporated by reference in Registration Statement No. 333-18965 and the Prospectus, there has not been any material loss or interference with the Company's business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in Registration Statement No. 333-18965 and the Prospectus and
                  (2) since the respective dates as of which information is given in Registration Statement No. 333- 18965 and the Prospectus, there has not been any change in the capital stock (other than pursuant to the Company's Dividend Reinvestment and Common Stock Purchase Plan, any other stock purchase, savings, bonus, incentive, or similar plan or conversions of convertible securities into common stock or long-term debt (other than any redemptions or purchases of its First Mortgage Bonds or Medium Term Notes, normal amortization of debt premium and discount, bank or finance company borrowings and repayments or additional issuances or repurchases of commercial paper) of the Company and its subsidiaries taken as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in Registration Statement No. 333-18965 and the Prospectus.

                  (e) At the Execution Time, Arthur Andersen LLP shall have furnished to each Agent a letter, dated as of the Execution Time, in form and substance satisfactory to the Agents, confirming that they are independent certified public accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

                           (i) In their opinion the audited consolidated financial statements and related supplemental schedules included or incorporated by reference in Registration
                  Statement No. 333-18965 and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations thereunder.

                      (ii) On the basis of a  reading  of the  latest  unaudited financial statements made available by the Company and its subsidiaries; a reading of the minutes of the meetings of the Board of Directors of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries, nothing came to their attention which caused them to believe that:

                                    (1)  any  unaudited  condensed  consolidated
                           financial statements included or incorporated by reference in Registration Statement No. 333-18965 and the Prospectus do not comply in form in all material respects with the applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in Quarterly Reports on Form 10-Q under the Exchange Act; or that said unaudited condensed consolidated financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in Registration Statement No. 333-18965 and the Prospectus;

                                    (2)  with respect to the period subsequent
                           to the date of the most recent financial statements

                           (other than any capsule information) included or incorporated by reference in Registration Statement No. 333-18965 and the Prospectus (the "Latest Date of Financials"), (A) there was any increase in long-term debt or decrease in net assets or (B) there were any changes, at a specified date not more than five days prior to the date of the letter, in the common stock (other than pursuant to the Company's Dividend
                           Reinvestment and Common Stock Purchase Plan, any other stock purchase, savings, bonus, incentive, or similar plan, or conversions of convertible securities), non-redeemable serial preferred stock (other than conversions of convertible preferred stock) or long-term debt (other than any redemptions or purchases of First Mortgage Bonds, normal amortization of debt premium and discount, conversions of convertible securities, bank or finance company borrowings and repayments or additional issuances or repurchases of commercial paper) of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated by reference in Registration Statement No. 333-18965 and the Prospectus; except in all instances for changes or decreases that Registration Statement No. 333-18965 and the Prospectus disclose have occurred or may occur and except as set forth in such letter; or

                                    (3) with respect to the period subsequent to
                           the Latest Date of Financials to the date of the most recent available interim financial statements, there were any material decreases in consolidated operating revenues or net income of the Company and its subsidiaries, as compared with the comparable period of the preceding year, except in all instances for decreases that Registration Statement No. 333-18965 and the Prospectus disclose have occurred or may occur and except as set forth in such letter; or

                                    (4) the amounts  included  in any  unaudited
                           "capsule" information included or incorporated by reference in Registration Statement No. 333-18965 and the Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated by reference in Registration Statement No. 333-18965 and the Prospectus.

                     (iii)  They  have  compared   certain  dollar  amounts  (or
                  percentages derived from such dollar amounts) and other financial information specified by the Agents (A) which appear in the Prospectus under the caption "Ratio of Earnings to Fixed Charges", (B) which appear or are incorporated by reference in the Company's Annual Report on Form 10-K incorporated by reference in Registration Statement No. 333-18965 and the Prospectus under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" or (C) which appear in any of the Company's Quarterly Reports on Form 10-Q incorporated by reference in Registration Statement No. 333-18965 and the Prospectus under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Ratio of Earnings to Fixed Charges" (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results. All financial statements included in material incorporated by reference in the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

                  References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

                  (f) Prior to the Execution Time, the Company shall have furnished to each Agent such further information, documents, certificates and opinions of counsel as the Agents may reasonably request.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such Agents and counsel for the Agents, this Agreement and all obligations of any Agent hereunder may be canceled at any time by the Agents. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                  The documents required to be delivered by this Section 5 at the Execution Time shall be delivered at the office of Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, New York 10004.

                  6. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of any related Terms Agreement and as of the Closing Date for such Notes, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

                  (a) No stop order suspending the effectiveness of either Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or threatened.

                  (b) If specified by any related Terms Agreement and except to the extent modified by such Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 5(d),
         (ii) the opinion of John K. Keane, Jr., Esq., counsel for the Company, dated as of the Closing Date, substantially to the effect set forth in
         Section 5(b), (iii) the opinion of Winthrop, Stimson, Putnam & Roberts, counsel for the Purchaser, dated as of the Closing Date, substantially to the effect set forth in Section 5(c) and (iv) the letter of Arthur Andersen LLP, independent public accountants for the Company, dated as of the Closing Date, substantially to the effect set forth in Section 5(e); provided, however, that references to each Registration Statement and the Prospectus in such certificate, opinions and letter shall be to each Registration Statement and the Prospectus as then amended and supplemented.

                  (c) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and any Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be canceled at, or any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                  7. Right of Person Who Agreed to Purchase to Refuse to Purchase. The Company agrees that any person who has agreed to purchase and pay for any Note, including a Purchaser and any person who purchases pursuant to a solicitation by any of the Agents, shall have the right to refuse to purchase such Note if, at the Closing Date therefor, either (a) any condition set forth in Section 5 or 6, as applicable, shall not be satisfied or (b) subsequent to the agreement to purchase such Note, there shall have occurred (i) any change in or affecting the business, business prospects or properties of the Company and its subsidiaries, considered as one enterprise, the effect of which, in the reasonable judgment of such person, has a material adverse effect on the investment quality of such Note or (ii) any event described in paragraphs (ii),
(iii), (iv) or (v) of Section 9(b).


                  8. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus and any other prospectus relating to the Notes, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Agent for any legal or other expenses reasonably incurred by such Agent in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus and any other prospectus relating to the Notes or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Agent expressly for use in the Prospectus.

                  (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus and any other prospectus relating to the Notes, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus and any other prospectus relating to the Notes, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. An indemnifying party shall not settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, suit or proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could have been sought by such indemnified party under this Section 8 (whether or not such indemnified party is a party thereto), unless such indemnified party has given its prior written consent or the settlement, compromise, consent or termination includes an express unconditional release of such indemnified party, satisfactory in form and substance to such indemnified party, from all losses, claims, damages or liabilities arising out of such action, claim, suit or proceeding. Any losses, claims, damages or liabilities for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages or liabilities are incurred.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent or Agents on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as other equitable considerations, including relative fault. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Agent or Agents on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes of the Company purchased by or through it and distributed to the public were offered to the public exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents in this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

                  (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any who controls any Agent within the meaning of the Act; and the obligations of the Agents under this Section 8 shall be in addition to any liability which the Agents may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

                  9. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 9. This Agreement may be terminated by either the Company as to any of you or any of you insofar as this Agreement relates to such of you, giving written notice of such termination to such of you or the Company, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the third paragraph of Section 2(a), Section 4(h), Section 8 and Section 10.

                  (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for Notes to be purchased thereunder, if prior to such time (i) the Purchaser shall exercise its right to refuse to purchase the Notes which are the subject of such Terms Agreement in accordance with the provisions of Section 7, or (ii) there shall have occurred any outbreak or escalation of hostilities or other national or international calamity or crisis, the effect of which shall be such as to make it, in the reasonable judgment of the Purchaser, impractical to market the Notes or enforce contracts for the sale of the Notes, or (iii) trading in any securities of the Company shall have been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either Federal or New York authorities, or (iv) if the rating assigned by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) to the Notes or any other debt securities of the Company as of the date of the applicable Terms Agreement shall have been lowered since that date or if any such rating agency shall have publicly announced that it has placed the Notes or any other debt securities of the Company on what is commonly termed a "watch list" for possible downgrading, or (v) the subject matter of any amendment or supplement to any Registration Statement or the Prospectus prepared and issued by the Company, or the exceptions set forth in any letter furnished by Arthur Andersen LLP furnished pursuant to Section 5(e) hereof, shall have made it, in the judgment of the Purchaser, impracticable or inadvisable to market the Notes or enforce contracts for the sale of the Notes.

                  10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of the third paragraph of Section 2(a) and Sections 4(h) and 8 hereof shall survive the termination or cancellation of this Agreement.

                  11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to any of you, will be mailed, delivered or telegraphed and confirmed to such of you, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1100 H Street, N.W., Washington, D.C.
20080, Attention: Secretary.

                  12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  14. Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and you.

                                   Very truly yours,

                                   Washington Gas Light Company


                                   By:/s/ Washington Gas Light Company
                                      --------------------------------
                                     Title:


The foregoing Agreement is
hereby confirmed and accepted
 as of the date hereof.

Salomon Brothers Inc


By:/s/ Salomon Brothers Inc
   --------------------------------------------------
   Title:


M.R. Beal & Co.


By:/s/ M.R. Beal & Co.
   --------------------------------------------------
   Title:


Merrill Lynch, Pierce, Fenner & Smith Incorporated


By:Merrill Lynch, Pierce, Fenner & Smith Incorporated
   --------------------------------------------------
   Title:


PaineWebber Incorporated


By:/s/ PaineWebber Incorporated
   --------------------------------------------------
   Title:

                                   SCHEDULE I



Commissions:

                  The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold by such Agent:

                  Term                                    Commission Rate

From 1 year to less than 18 months                            .150%
From 18 months to less than 2 years                           .200%
From 2 years to less than 3 years                             .250%
From 3 years to less than 4 years                             .350%
From 4 years to less than 5 years                             .450%
From 5 years to less than 6 years                             .500%
From 6 years to less than 7 years                             .550%
From 7 years to less than 10 years                            .600%
From 10 years to less than 15 years                           .625%
From 15 years to less than 20 years                           .675%
From 20 years up to and including 30 years                    .750%

Address for  Notice to You:

             Notices to Salomon Brothers Inc shall be directed to it at Seven World Trade Center, New York, New York 10048, attention of Medium Term Note Group, telecopy number 212-783-2274.

             Notices to M.R. Beal & Co. shall be directed to it at 565 Fifth Avenue, New York, New York 10017, attention of John M. Carter, telecopy number 212-983-4539.

             Notices to Merrill  Lynch & Co.  shall be  directed  to it at North
Tower,  World  Financial  Center,  New  York,  New  York  10281,   attention  of
Medium-Term Note Production Management, telecopy number 212-449-2234.

             Notices to PaineWebber Incorporated shall be directed to it at 1285 Avenue of the Americas, 11th Floor, New York, New York 10019, attention of Corporate Bond Department, telecopy number 212-247-0371.